                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 8, 2001
                                                       ------------------


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                   1-6862                                    13-1898818
------------------------------------------  ------------------------------------
          (Commission File Number)                        (I.R.S. Employer
                                                        (Identification No.)


 Eleven Madison Avenue, New York, New York                     10010
------------------------------------------  ------------------------------------
  (Address of principal executive office)                    (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

      Credit Suisse First Boston (USA), Inc. issued a press release concerning fourth quarter financial results and information for CSFBDIRECT, its online brokerage service. The press release is filed herewith as an exhibit and hereby incorporated in its entirety by reference.

      (c)   EXHIBIT

Exhibit 99.1      Press release dated February 8, 2001 for CSFBDIRECT






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                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Credit Suisse First Boston (USA), Inc.


                                           /s/ Anthony  F. Daddino
                                    -------------------------------------
                                    Anthony F. Daddino
                                    CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER








February 14, 2001